UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 28, 2005

SUNGARD® DATA SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA	19087
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 28, 2005, SunGard Data Systems Inc. (the “Company”) issued two press releases related to the acquisition of the Company by a consortium of private equity investment firms. These press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1:	Press Release, dated July 28, 2005, issued by SunGard Data Systems Inc. related to stockholder approval of the acquisition of the Company.

99.2:	Press Release, dated July 28, 2005, issued by SunGard Data Systems Inc. related to the issuance by Solar Capital Corp. (to be merged with and into the Company) of $2.0 Billion Senior Unsecured Notes and $1.0 Billion Senior Subordinated Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: July 28, 2005	By:	/s/ Michael J. Ruane
Michael J. Ruane
Senior Vice President-Finance and
Chief Financial Officer

EXHIBIT INDEX

The following is a list of Exhibits filed with this report.

Exhibit No.	Description
99.1:	Press Release, dated July 28, 2005, issued by SunGard Data Systems Inc. related to stockholder approval of the acquisition of the Company.

99.2:	Press Release, dated July 28, 2005, issued by SunGard Data Systems Inc. related to the issuance by Solar Capital Corp. (to be merged with and into the Company) of $2.0 Billion Senior Unsecured Notes and $1.0 Billion Senior Subordinated Notes.